UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 19, 2014

COVANTA HOLDING CORPORATION
(Exact name of Registrant as Specified in Its Charter)
________________________________________________________

Delaware	1-06732	95-6021257
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

445 South Street Morristown, New Jersey		07960
(Address of principal executive offices)		(Zip Code)

(862) 345-5000
(Registrant’s telephone number, including area code)
________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure
Covanta Holding Corporation ("Covanta" or the "Company") announced that it has executed an agreement with the Dublin City Council (“Dublin”) to build, own and operate a new 600,000 metric tonne per year, 58 net megawatt Energy-from-Waste facility in Dublin, Ireland (the “Dublin Waste-to-Energy Facility”). The Company also announced that it has achieved financial close on a comprehensive project financing package and plans to commence construction of the project immediately. Facility construction is expected to take approximately three years, with commencement of operations targeted for late 2017.
The total investment in the construction of the facility will be approximately €500 million, funded by a combination of third party non-recourse project financing (€375 million) and project equity invested by Covanta (approximately €125 million). The third party project financing package consists of the following:

•	€250 million senior secured term loan

◦	Tenor: 7-years, with scheduled repayments over an 18-year amortization schedule;

◦	Interest: fixed rates averaging approximately 6%;

◦	Lenders: Allied Irish Bank, Bank of Ireland, Barclays, the Ireland Strategic Investment Fund, Macquarie Bank and Ulster Bank.

•	€50 million second lien term loan

◦	Tenor: 7-years, with scheduled repayments over an 18-year amortization schedule;

◦	Interest: fixed rates averaging approximately 9.5%;

◦	Lender: Macquarie Capital.

•	€75 million convertible preferred stock in project holding company (Covanta subsidiary)

◦	Tenor: 18-years, with scheduled amortization;

◦	Dividend: 13.50%;

◦	Structure: liquidation preference at par value;

◦	Conversion rights: convertible for 5 years into common shares of project holding company, representing a potential common equity ownership of up to 25%;

◦	Shareholder: First Reserve Energy Infrastructure Fund I.

The information in this Form 8-K and Exhibit 99.1 is furnished pursuant to Item 7.01 of this Form 8-K and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired – Not Applicable

(b)	Pro Forma Financial Information – Not Applicable

(c)	Exhibits

Exhibit No.	Exhibit

99.1	Press Release, dated September 19, 2014.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 19, 2014

COVANTA HOLDING CORPORATION
(Registrant)

By:	/s/ Timothy J. Simpson
Name:	Timothy J. Simpson
Title:	Executive Vice President, General Counsel and Secretary

COVANTA HOLDING CORPORATION
EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	Press Release, dated September 19, 2014.